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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                ____________

                                  FORM 8-K

                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


                           _____________________



                     Date of Report (Date of earliest
                       event reported): June 21, 1996



             WILSHIRE OIL COMPANY OF TEXAS
(Exact name of registrant as specified in its charter)



 Delaware                        1-4673               84-0513668
(State of                (Commission File Number)   (IRS Employer
incorporation)                                     Identification No.)



921 Bergen Avenue, Jersey City, New Jersey                   07306
(Address of principal executive offices)                   (Zip Code)



                            (201) 420-2796
                    (Registrant's telephone number,
                         including area code)


                               N/A
   (Former name or former address, if changed since last report)


                         Exhibit Index is on Page 10

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Items 1-4. Not Applicable.

Item 5.      Other Events.

            On June 21, 1996, the Board of Directors of Wilshire Oil Company of Texas, a Delaware corporation (the "Company"), declared a dividend payable on August 5, 1996 of one right (a "Right") for each outstanding share of common stock, par value $1.00 per share ("Common Stock"), of the Company held of record on July 6, 1996 (the "Record Time"), or issued thereafter and prior to the Separation Time (as hereinafter defined) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. The Rights will be issued pursuant to a Stockholder Protection Rights Agreement, dated as of June 21, 1996 (the "Rights Agreement"), between the Company and Continental Stock Transfer & Company, as Rights Agent. Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-hundredth (1/100) of a share of Series A Participating Preferred Stock, par value $1.00 per share ("Participating Preferred Stock"), for $25 (the "Exercise Price"), subject to adjustment.

            The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either, the "Separation Time") (i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any person commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person (as hereinafter defined), and (ii) the first date (the "Flip-in Date") of public announcement by the Company that such Person has become an Acquiring Person (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that otherwise would have occurred); provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further that if a tender or exchange offer referred to in clause (i) is cancelled, terminated or otherwise with-drawn prior to the Separation Time without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made. An Acquiring Person is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 15% or more of the outstanding shares of Common Stock, which term shall not include (i) the Company, any wholly-owned subsidiary of the Company or any employee

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stock ownership or other employee benefit plan of the Company, (ii) any person who is the Beneficial Owner (as defined in the Rights Agreement) of 10% or more of the outstanding shares of Common Stock as of June 21, 1996, as long as such Person does not become the Beneficial Owner of 25% or more of the outstanding shares of Common Stock or who shall become the Beneficial Owner of 15% or more, or, in the case of a Person having Beneficial Ownership of 10% or more of the outstanding shares of Common Stock as of June 21, 1996, 25% or more, of the outstanding shares of Common Stock solely as a result of an acquisition of Common Stock by the Company, until such time as such Person acquires additional Common Stock, other than through a dividend or stock split, (iii) any Person who shall become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock without any plan or intent to seek or affect control of the Company if such Person, upon notice by the Company, promptly divests sufficient securities such that such 15% or greater Beneficial Ownership ceases or (iv) any Person who Beneficially Owns shares of Common Stock consisting solely of
(A) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company at a time at which there is no Acquiring Person, (B) shares owned by such Person and its Affiliates and Associates (as defined in the Rights Agreement) at the time of such grant and (C) shares, amounting to less than 1% of the outstanding shares of Common Stock, acquired by Affiliates and Associates of such Person after the time of such grant. The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwith-standing the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Separation Time.

            The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below),
(ii) the close of business on July 6, 2006, (iii) the date on which the

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Rights are redeemed as described below and (iv) upon the merger of the
Company into another corporation pursuant to an agreement entered into when there is no Acquiring Person (in any such case, the "Expiration Time").

            The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

            In the event that prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide that each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the date of the public announcement by the Company of an Acquiring Person's becoming such (the "Stock Acquisition Date") that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the out-standing shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

            Whenever the Company shall become obligated under the preceding paragraph to issue shares of Common Stock upon

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exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-hundredth (1/100) of a share of Participating Preferred Stock for each share of Common Stock so issuable.

            In the event that prior to the Expiration Time the Company enters into, consummates or permits to occur a transaction or series of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an associate or affiliate thereof or (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries taken as a whole to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company (control being deemed to occur when following the Flip-in Date, the Persons who were directors before the Flip-in Date shall cease to constitute a majority of the Company's Board of Directors) (a "Flip-over Transaction or Event"), the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or

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Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement.

            The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $.01 per Right (the "Redemption Price"), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held.

            The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.

            The Rights will not prevent a takeover of the Company.
However, the Rights may cause substantial dilution to a person or group that acquires 15% or more (or, in the case of any person or group Beneficially Owning 10% or more of the Common Stock as of June 21, 1996, 25% or more) of the Common Stock unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its stockholders because the Rights can be redeemed on or prior to the close of business on the Flip-in Date, before the consummation of such transaction.

            The terms of the Participating Preferred Stock are designed so that each one one-hundredth of a share is the economic equivalent of one share of Common Stock. However, each one one-hundredth of a share of Participating Preferred Stock will only have one one-hundredth of a vote.

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            As of June 30, 1996 there were 10,013,544 shares of Common
Stock issued (of which 9,288,602 shares were outstanding and 724,942 shares were held in treasury) and 967,188 shares reserved for issuance pursuant to employee benefit plans. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

            The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designations and Terms of the Participating Preferred Stock) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.

Item 6.      Not Applicable.

Item 7.      Exhibits.

                       (4.1) Rights Agreement, which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designations and Terms of the Participating Preferred Stock.

                      (4.2) Restated Certificate of Incorporation of Wilshire Oil Company of Texas, as amended. (Incorporated by reference to Exhibit 3.1 of Item 14 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1992).

                      (4.3) Amended By-laws of Wilshire Oil Company of Texas (Incorporated by reference to
                               Exhibit 3(ii) of Item 7 of the Registrant's
                               Current Report on Form 8-K, dated
                               February 13, 1996).

                      (20) Press release, dated June 21, 1996, issued by the Company.

Item 8.               Not Applicable

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                               SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           WILSHIRE OIL COMPANY OF TEXAS



                                           By     /s/S. Wilzig Izak
                                              Name:  S. Wilzig Izak
                                              Title: Chairman & CEO



Date:  July 10, 1996

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                               EXHIBIT INDEX

                                                              Sequentially
          Exhibit No.     Description                         Numbered Page

               (1)        Stockholder Protection Rights            12
                          Agreement, dated as of June 21,
                          1996, between Wilshire Oil
                          Company of Texas and Continental
                          Stock Transfer & Company, as
                          Rights Agent, including as
                          Exhibit A the forms of Rights
                          Certificate and of Election to
                          Exercise, and as Exhibit B the
                          form of Certificate of
                          Designations and Terms of
                          Participating Preferred Stock of
                          the Company.

              (2)         Restated Certificate of
                          Incorporation of Wilshire Oil
                          Company of Texas, as amended.
                          (Incorporated by reference to
                          Exhibit 3.1 of Item 14 of the
                          Registrant's Annual Report on
                          Form 10-K for the year ended
                          December 31, 1992).

              (3)         Amended By-laws of Wilshire Oil
                          Company of Texas (Incorporated by
                          reference to Exhibit 3(ii) of
                          Item 7 of the Registrant's
                          Current Report on Form 8-K, dated
                          February 13, 1996).

              (4)         Press release, dated June 21,            71
                          1996, issued by the Company.

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  Exhibit No.
  Under Reg.         Form 8-K                                   Sequentially
  S-K, Item 601     Exhibit No.   Description                   Numbered Page

         (4.1)           1        Stockholder Protection             12
                                  Rights Agreement, dated as
                                  of June 21, 1996, between
                                  Wilshire Oil Company of
                                  Texas (the "Company") and
                                  Continental Stock Transfer &
                                  Company, as Rights Agent,
                                  including as Exhibit A the
                                  forms of Rights Certificate
                                  and of Election to Exercise
                                  and as Exhibit B the form of
                                  Certificate of Designations
                                  and Terms of the
                                  Participating Preferred
                                  Stock of the Company.

         (4.2)           2        Restated Certificate of
                                  Incorporation of Wilshire
                                  Oil Company of Texas, as
                                  amended.  (Incorporated by
                                  reference to Exhibit 3.1 of
                                  Item 14 of the Registrant's
                                  Annual Report on Form 10-K
                                  for the year ended
                                  December 31, 1992).

         (4.3)           3        Amended By-laws of Wilshire
                                  Oil Company of Texas
                                  (Incorporated by reference
                                  to Exhibit 3(ii) of Item 7
                                  of the Registrant's Current
                                  Report on Form 8-K, dated
                                  February 13, 1996).
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         (20)            4        Press release, dated               70
                                  June 21, 1996, issued by the
                                  Company.